Exhibit 99.1

 Clinical-Stage Cell Therapy Programs Addressing Significant Unmet Medical Needs in Neurology and Oncology   Asterias Biotherapeutics NYSE Market: ASTOctober 20, 2016   14219863Text  04698Text  230237246Text

 Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for Asterias, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the businesses of Asterias, particularly those mentioned in the cautionary statements found in Asterias’ Registration Statement on Form S-3 and Prospectus, as well as its other periodic reports, filed with the Securities and Exchange Commission. Asterias disclaims any intent or obligation to update these forward-looking statements.Asterias has filed with the Securities and Exchange Commission ("SEC") a registration statement (including a prospectus) and has filed or will file with the SEC a prospectus supplement to the prospectus for the offering to which this presentation relates. Before you invest, you should read the prospectus supplement and the accompanying prospectus in that registration statement and the documents incorporated by reference or filed as exhibits to the registration statement for more complete information about Asterias and this offering. You may get these documents and other documents for free by visiting EDGAR on the SEC web site www.sec.gov.  Forward-Looking Statements

 Strong Leadership Team with Proven Track Record  Name  Experience  Steve CarttPresident and CEO  Former COO of Questcor PharmaceuticalsLed Questcor’s 2007-2014 commercial strategy, turnaround and multiple expansionsGrew company revenue from $10 million to $1 billionOver 30 years of experience in pharma and biotech; at Questcor, Elan, ALZA Pharmaceuticals and ALZA Cor  Don BaileyChairman of the Board  Former CEO of Questcor Pharmaceuticals, led Questcor’s corporate turnaround  Jane Lebkowski, Ph.D.CSO  Former CSO of GeronOver 30 years experience in R&D of cell and gene therapies at Geron, Applied Immune Sciences, and Rhône Poulenc Rorer  Katy Spink, Ph.D.COO  Former SVP, Cell Therapy Program Operations at GeronPrior to Geron, Dr. Spink was a management consultant at McKinsey  Ed Wirth, M.D., Ph.D.CMO  Former CSO of InVivo Therapeutics25 years experience translational research at the University of Chicago, Geron and InVivo  Ryan ChavezEVP Finance & GC  Former General Counsel for Mallinckrodt ARD divisionAssociate General Counsel at Questcor; financial positions at GE  During Mr. Cartt’s and Mr. Bailey’s seven year tenure, Questor’s stock price went from $0.35/share in August 2007 to the acquisition price of $93.58/share in 2014During this period, Questcor’s valuation increased over 200x, from $25 million to the company’s acquisition by Mallinckrodt for $5.8 billion  14219863Text  04698Text  230237246Text

 Key Highlights    AST-OPC1 (Pluripotent stem cell platform)Ongoing Phase 1/2a trial in spinal cord injury (SCI); supported by $14.3m grant from CIRMPositive safety profile to-date in two safety cohorts (thoracic SCI trial and cervical SCI trial) Emerging efficacy signal: early 2 & 10 million cell results to-date indicate efficacy and possible dose responseAST-VAC1 (Cancer Immunotherapy platform – autologous)Positive efficacy signal from open label Phase 2 study in AML (maintenance of remission)Planning confirmatory randomized/controlled phase 2b to initiate 2018Critical path: process development effort underway; completion expected Q3 2017AST-VAC2 (Cancer immunotherapy platform – allogeneic)Phase 1/2a trial in non-small cell lung cancer (NSCLC) enrollment of first patients Q2 2017Trial fully funded by Cancer Research UK  14219863Text  04698Text  230237246Text

 PROGRAM  PRECLIN  PHASE 1  PHASE 2  PHASE 3  STATUS  AST-OPC1*Spinal Cord Injury (subacute)           Ph 1/2a ongoing  AST-VAC1**Leukemia (AML) Autologous          Process development & enhancement in progress  AST-VAC2**Lung Cancer Allogeneic          Ph 1/2a 1st patients enrolled Q2 2017  * Potential for application in advanced MS, stroke** Potential in multiple cancer types/stages as well as combination therapy            Phase 1/2a in progress; positive early efficacy data presented 9/2016  Process development in progressPhase 2b to start early 2018  Phase 1/2a first patients enrolled Q2 2017  Development Pipeline  14219863Text  04698Text  230237246Text

 Pluripotent stem cell platformSignificant grant funding from California Institute of Regenerative Medicine (CIRM)Phase 1/2a clinical trial in spinal cord injury in progress   AST-OPC1   14219863Text  04698Text  230237246Text

 Video

 Spinal Cord Injury: High Unmet Medical Need, Substantial Commercial Opportunity  Spinal cord injury (SCI) affects 17,000 patients per year in U.S.(1)Primarily affects young/healthy males in their 20s and 30s at time of injuryCan be devastating to quality of life and ability to engage in activities of daily livingNo currently approved therapiesLifetime direct healthcare costs for a 25 year old patient can reach $5 million(1)Very high unemployment rate; 63% of cervical injury patients are unemployed even 8 years post-injurySignificant commercial opportunity exists in helping restore hand/arm/finger motor function, increasing independence and lessening daily healthcare burden(2)  14219863Text  04698Text  230237246Text  (1) National Spinal Cord Injury Statistical Center, Facts and Figures 2016(2) Internal estimates

 AST-OPC1 is a cellular therapy utilizing oligodendrocyte progenitor cells (OPCs) AST-OPC1 is made from a well-established, pluripotent embryonic stem cell line originally created in the 1990s; can serve entire OPC1 product lifecycleImportantly, no fetal tissue or adult cells are usedOPCs support and myelinate neurons, and can be damaged and lost in cases of SCIReplacement of lost OPCs results in:Remyelination of axonsPrevention of cavitationSecretion of neurotrophic factorsImproved motor functionNOTE: AST-OPC1 may also be potentially applied to other neurodegenerative disorders (e.g. MS, stroke)  AST-OPC1 Designed to Address the Complex Pathology of SCI   14219863Text  04698Text  230237246Text

 AST-OPC1 Supported by Extensive Pre-Clinical Evaluation  14219863Text  04698Text  230237246Text    Activity  Induces persistent myelinationSecretes neurotrophic factorsInduces vascularizationReduces parenchymal cavitation    Biodistribution  Migrates up 5cm in spinal cordNo distribution outside central nervous system    Dosing / Delivery  Active doses established     Toxicity  Does not increase mortalityDoes not induce allodyniaDoes not induce systemic toxicity    Tumorigenicity  Does not produce teratomas    Immune Rejection  Not highly susceptible to direct immune responses  AST-OPC1 has been evaluated in 28 animal studies (3000+ rodents and pigs)    Efficacy  Improves motor function in models of thoracic and cervical SCI

AST-OPC1: >4,000 patients addressable with target initial SCI label, plus 5,000 additional patients through SCI label expansion

17,000 new SCI cases in the US annually[1]



Spinal cord segments
Cervical nerves
Head and neck
Diaphragm
Deltoids, biceps
Wrist extenders
Triceps
Hand
Thoracic nerves
Chest muscles
Abdominal muscles
Lumbar nerves
Leg muscles
Sacral nerves
Bowel, bladder
Sexual function
C1
C2
C3
C4
C5
C6
C7
C8
T1
T2
T3
T4
T5
T6
T7
T8
T9
T10
T11
T12
L1
L2
L3
L4
L5
S1
S2
S3
S4
S5

Target patient estimates[2]	Potential market[3]
>4,000 under first label C4-C7 ASIA A/B/C	>$1B
5,000 additional patients in remaining cervical and thoracic injuries	>$1B
	>$2B

(1) 2016 NSCIC SCI Facts and Figures at a Glance
(2) Estimates by indication calculated based on 2014 NSCIC survey data, adjusted to exclude penetrating and secondary medical injuries
(3) Based on typical pricing for new therapeutics addressing devastating orphan diseases/disorders

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AST-OPC1 ***SCiSTAR*** Trial in Complete Cervical Spinal Cord Injury (SCI)

Study Design

- Phase 1/2a trial in progress (up to N=35)
- 8-10 clinical sites
- AIS-A and AIS-B patients
- 2m, 10m, and 20m cell cohorts
- Primary Assessment: Safety
- Secondary Assessment: ISNCSCI exam
  - Motor function assessment

Study Goals

- Assess safety and efficacy
- Evaluate potential dose response
- Determine target patient population and optimal design for registration trial



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ISNCSCI Exam is a Key Measurement Tool for SCI Recovery

- Widely adopted tool for clinical assessment of neurological impairment after SCI
- Measures changes in motor function, motor score, other key metrics
- ***Two motor level improvement in the upper extremities*** is believed by experts to represent a clinically meaningful improvement in functioning, leading to significantly enhanced quality of life and ability to live independently
- **Key reference point: 21% and 26% of complete cervical SCI patients recover two motor levels spontaneously by 6 and 12 months, respectively**
  - **AST-OPC1 clinical trial (*SCiSTAR*) targeting two motor level recovery in ≥*40%* of patients**
- International Standards for Neurological Classification of Spinal Cord Injury (ISNCSCI)

ASTERIAS BIOTHERAPEUTICS

Steeves et al., Top Spinal Cord Inj Rehabil 2012; 18(1): 1-14

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 ISNCSCI Exam      ISCoS ISNCSCI Algorithm

 AST-OPC1 Therapy is Designed to Increase Patient Motor Function and Improve Quality of Life & Ability to Live Independently    Capability            C1-C3  C4  C5  C6  C7-C8  Bowel            Bladder            Bed Mobility            Transfers            Pressure Relief            Eating            Dressing            Grooming            Bathing            Wheelchair            Car Transport            Daily Home Care  24 hr Attendant  18-24 hr Attendant  6-12 hr Assistance  4 hr Housework  1 hr Housework  Total Assist  Partial Assist  Independent    Steeves et al., Top Spinal Cord Inj Rehabil 2012; 18(1): 1-14   14219863Text  04698Text  230237246Text  Motor level improvements translate into clinically significant improvements in ability to self-care and significant reductions in cost of care

AST-OPC1 ***SCiSTAR*** Study

Projected Enrollment Timeline



2016
2017
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
✓ 2M cells (N=3)
✓ 10M cells (N=6)
20M cells (N=5-8)
AIS-A Cohorts
✓ DMC Clearance
AIS-B Cohorts
✓ Obtain FDA Clearance
✓ Obtain IRB Approvals
10M cells (N=5-8)
20M cells (N=5-8)

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 Upper Extremity Motor Recovery Observed in SCiSTAR Study (as of Sept 2016)By AST-OPC1 Dose Administered  * N=4 at Day 90 (fifth subject has only reached Day 60)  Average Upper Extremity Motor Score (UEMS) Change from Baseline  Possible emerging dose response by Day 90: -patients dosed with 10 million cells: 9.5 average UEMS score improvement -patients dosed with 2 million cells: 5.0 average UEMS score improvement  Days Post-Administration

Summary of SCiSTAR Study Findings (as of Sept 2016)

- All patients (***100%***) at both doses have exhibited improved upper extremity motor scores (UEMS) ***and*** have improved at least one motor level relative to baseline
- Possible emerging evidence of dose response: average UEMS improvement at Day 90 was ***5.0 points in 2 million cell cohort*** (N=3) and ***9.5 points in 10 million cell cohort*** (N=4)
- At One Year of follow up in 2 million cell cohort:
  - 3 of 3 patients *(**100%**)* have improved one motor level on at least one side
- At Day 90 of follow up in 10 million cell cohort:
  - 4 of 4 patients *(**100%**)* have improved at least one motor level
  - 2 of these patients *(**50%**)* have improved two motor levels on at least one side
  - 1 of these patients *(**25%**)* has improved two motor levels on both sides
- 10 million cell 6-12 month efficacy target met within 3 months:
  - Efficacy target of 2 of 5 patients (40%) improving two motor levels on one side within 6-12 months post-administration has already been met
  - Despite only 4 of 5 patients having even reached Day 90 yet
- Favorable safety profile: no serious adverse events related to AST-OPC1, the injection procedure, or immunosuppression with low-dose tacrolimus

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Milestone  Est. Date  6 month data from AIS-A Cohort 2 (10M cells)  January 2017  12 month data from AIS-A Cohort 2 (10M cells)  July 2017  6 month data from AIS-B Cohort 1 (10M cells)  Q3 2017  6 month data from AIS-A Cohort 3 (20M cells)  Q4 2017  12 month data from AIS-B Cohort 1 (10M cells)  Q1 2018  6 month data from AIS-B Cohort 2 (20M cells)  Q1 2018  12 month data from AIS-A Cohort 3 (20M cells)  Q2 2018  12 month data from AIS-B Cohort 2 (20M cells)  Q3 2018  Final top-line efficacy data, all cohorts  Q3 2018  Projected AST-OPC1 Data Milestones  14219863Text  04698Text  230237246Text    NextData Readout

 Patient-specific (autologous)Acute Myelogenous Leukemia (AML)Process development/enhancement in progress   AST-VAC1   14219863Text  04698Text  230237246Text

 AST-VAC1 is being developed as a treatment for maintenance of remission in AML patients >60 years and in high-risk patients (not eligible for bone marrow transplant)~19,000 new AML cases diagnosed and ~10,500 deaths from AML in U.S. annually(1)AML patients >60 years old do not tolerate AML therapies wellAverage age of an AML patient is 67  AST-VAC1 Targets AML Need in Older and High-Risk Patients  2014 estimate  14219863Text  04698Text  230237246Text

 AST-VAC1 Has Potential to Safely Maintain AML Remission  AML Two-Step Treatment Paradigm: Induction and Maintenance of Remission  Step 1: InductionTraditional approach: chemotherapy to get patients into complete remissionMost new AML therapies also target Induction of Remission  Step 2: Consolidation/MaintenanceChemotherapy and/or HCT to try to maintain remission long termCurrent treatments poorly tolerated by patients >60 years old   AST-VAC1 is one of few new therapies targeting Maintenance of RemissionPotential alternative to consolidation chemotherapyLikely better safety and tolerability than chemotherapy or HCT      14219863Text  04698Text  230237246Text

   57%  10-20%  >60 years oldN = 7  20-40%  58%  All patientsN = 19  Relapse Free Survival at 52 Months(% of patients)      Historical(2)  AST-VAC1(1)  VAC1 Phase 2 results, presented at ASCO, May 2015; manuscript submittedMayer NEJM 1994; Rollig, J Clin Onc 2011ITP is commonly observed in AML patients and may not be linked to treatment with AST-VAC1 or any other therapies.  Positive Signal in Open-Label Phase 2 TrialGreatly extended relapse-free survival in AML patients, even those with high-risk AML  Phase 2 Trial HighlightsMulticenter, open-label trialAll patients had already achieved complete remission (CR) Treated 19 patients with AML in complete remission (CR)Included only intermediate and high risk patients, evaluated by cytogeneticsN=7 in very high risk >60 year age group1 SAE occurred (ITP), possibly related to treatment(3)  14219863Text  04698Text  230237246Text

 Path Forward for AST-VAC1 Development   Critical path: process development; ongoing, projected completion Q3 2017 reduce cycle time, COGSPositive meeting with FDA based on open-label phase 2 efficacy signal and favorable safety profileFDA would support relapse-free survival as surrogate endpoint for accelerated approval; overall survival data would be required for full approvalPlan to initiate confirmatory randomized/controlled Phase 2b in 2018Phase 2b will inform pivotal phase 3 trial design, significantly de-risk program, enhance potential for non-dilutive funding and greatly strengthen position for partnering  14219863Text  04698Text  230237246Text

 Non-patient specific (allogeneic), “ready-for-use”Non-small cell lung cancer (NSCLC)Development partnership with Cancer Research UKPhase 1/2a clinical trial 1st patients enrolled Q2 2017   AST-VAC2   14219863Text  04698Text  230237246Text

 AST-VAC2 Targets an Unmet Need in NSCLC, a Very Large Population of Cancer Patients with High Mortality Rate  Not Staged3%  Lung cancer is the most common type of cancer(1)Estimated 1.8M new cases and 1.6M lung cancer deaths worldwide in 2012~220,000 new cases and ~160,000 deaths annually in the U.S.80% of cases are non-small cell lung cancer (NSCLC)NSCLC has the highest death rate of any cancer(2)Overall 5-year survival rate for NSCLC is only 18%AST-VAC2 may also have applicability in other cancers (e.g. bladder, renal cell, melanoma), since telomerase expression is present in many cancer typesAST-VAC2 also has potential for use in combination with immune checkpoint inhibitors  American Lung AssociationNCI SEER Cancer Statistics Review  14219863Text  04698Text  230237246Text

 AST-VAC2 is Allogeneic, ‘Ready for Use,’ Non-Patient Specific   AST-VAC2 cells are mature allogeneic dendritic cells that have been transfected with hTERT and LAMP(4,5)Not patient-specific: no need to produce individualized vaccines for each patientManufactured from Asterias embryonic stem cells, does not require patient’s own monocytesAST-VAC2 is ready to use on demand, greatly shortening the time to initiate treatmentProduct to be supplied from a single master cell bank, allowing scalability/consistencyThousands of patient treatments can be manufactured in a single batch  14219863Text  04698Text  230237246Text  Centralized Production Facility  Point of Care  Distributed Frozen Inventory

 Anticipate MHRA clearance for Phase 1/2a NSCLC trial Q1 2017First patients expected to be enrolled Q2 2017Partnership with Cancer Research UK (CRUK) funds full cost of GMP manufacturing, regulatory filing, and Phase 1/2a trialCRUK partnership saves Asterias an estimated ~$30MFollowing a successful Phase 1/2a trial, Asterias can continue development in exchange for modest milestones and royalties to CRUK  Phase 1/2a Trial to be Funded Through CRUK Partnership  14219863Text  04698Text  230237246Text

 Asterias Biotherapeutics    AST-OPC1 (Pluripotent stem cell platform)Ongoing SCiSTAR Phase 1/2a trial in spinal cord injury (SCI)Positive initial efficacy readout announced Sept 2016Possible dose-response is emerging by Day 90AST-VAC1 (Cancer Immunotherapy platform – autologous)Ongoing process development effort with completion expected Q3 2017 (critical path item needed to proceed to Phase 2b)AST-VAC2 (Cancer immunotherapy platform – allogeneic)Phase 1/2a trial in non-small cell lung cancer (NSCLC) planned, with first patients enrolled Q2 2017  14219863Text  04698Text  230237246Text